Exhibit 10.12

Execution Version

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 19, 2015, by and among Squadron Capital LLC, a Delaware limited liability company (“Lender”), OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”) and OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US” and collectively with OrthoPediatrics, “Borrower”).

RECITALS:

A.           Lender made loans and certain other financial accommodations to Borrower as evidenced by that certain Second Amended and Restated Loan and Security Agreement dated as of May 30, 2014, by and between Borrower and Lender (as amended, the “Existing Loan and Security Agreement”).

B.           Borrower and Lender hereby agree to amend the Existing Loan and Security Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Incorporation of Recitals. Borrower and Lender hereby agree that all of the Recitals in this Amendment are hereby incorporated into and made a part hereof.

2.             Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as that assigned to it in the Existing Loan and Security Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.

3.	Amendments to Existing Loan and Security Agreement.

A.           Section 1.1 of the Existing Loan and Security Agreement is hereby amended by inserting the following new definitions in alphabetical order:

“First Amendment”: The amendment to the Agreement dated as of November 19, 2015.

“First Amendment Date”: November 19, 2015.

“Revolving Loan”: The term as defined in Section 2.2(a).

“Revolving Loan Commitment”: $7,000,000.

“Revolving Loan Maturity Date”: The earlier to occur (unless sooner terminated by acceleration or otherwise) of:

(i) any transaction or series of transactions pursuant to which any Person(s) in the aggregate acquire(s) (x) capital stock of Borrower possessing the voting power to elect a majority of Borrower’s Board of Directors (whether by merger, consolidation, reorganization, combination, sale or transfer of Borrower’s capital stock) or (y) all or substantially all of Borrower’s assets determined on a consolidated basis; or

(ii) May 30, 2017.

“Revolving Note”: The term as defined in Section 2.2(b).

B.            Section 1.1 of the Existing Loan and Security Agreement is hereby amended by amending and restating the following definition:

“Advance”: The term as defined in Section 2.2(b).

“Loan Documents”: Collectively, this Agreement, the Term Note, the Revolving Note, the Incumbency Certificates, the Closing Certificate, the Subsidiary Guaranty and all documents, certificates, agreements and other written matters heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered to Lender, or issued by Lender upon the application and/or request of, and on behalf of, Borrower in any way relating to, evidencing or securing the Term Loan, the Revolving Loan, and all Modifications thereto and thereof.

“Term Loan Maturity Date”: The earlier to occur (unless sooner terminated by acceleration or otherwise) of:

(i) any transaction or series of transactions pursuant to which any Person(s) in the aggregate acquire(s) (x) capital stock of Borrower possessing the voting power to elect a majority of Borrower’s Board of Directors (whether by merger, consolidation, reorganization, combination, sale or transfer of Borrower’s capital stock) or (y) all or substantially all of Borrower’s assets determined on a consolidated basis; or

(ii) May 30, 2017.

C.            Section 2.1 of the Existing Loan and Security Agreement is hereby amended by deleting “$11,510,757.32” in the second line and substituting in lieu thereof, “$11,400,743.38”.

D.            The Existing Loan and Security Agreement is hereby amended by inserting the following new Section 2.2 immediately after Section 2.1:

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2.2	Revolving Loan.

(a)          General Provisions. Subject to the terms and provisions hereof, Lender shall lend to Borrower and Borrower shall borrow a revolving loan (the “Revolving Loan”) from time to time in an aggregate principal amount that will not exceed the Revolving Loan Commitment. Subject to the terms and conditions hereof, the outstanding principal amount of the Revolving Loan made pursuant to this Section 2.2(a) may be borrowed, repaid (without premium or penalty) and reborrowed again, from time to time in whole or in part. The Revolving Loan shall be disbursed in accordance with the provisions of Section 2.2(b) below. The Revolving Loan shall be evidenced by the revolving note in the form attached as Exhibit A to the First Amendment (the “Revolving Note”). The Revolving Loan, the Term Loan, the obligations of the Borrower and the rights and remedies of the Lender are senior to all other Indebtedness of the Borrower.

(b)          Disbursements of Revolving Loan. Borrower shall give Lender a notice of borrowing of its request for funds to be made as a Revolving Loan (“Advance”) in the form attached as Exhibit C to the First Amendment. Each Advance shall be funded within seven (7) days from the receipt of a Notice of Borrowing. Each Advance shall be a minimum of $500,000.

E.            Section 2.2 of the Existing Loan and Security Agreement is hereby amended by (i) deleting the section heading and substituting in lieu thereof “Section 2.3”, (ii) deleting references to “Section 2.2” in the first and third lines and substituting in lieu thereof “Section 2.3” and (iii) deleting “Note” in the second line and substituting in lieu thereof “Term Note, Revolving Note”.

F.            Section 3.1 of the Existing Loan and Security Agreement is hereby amended by inserting the following new Section 3.1(b) immediately following Section 3.1(a):

(b)          Revolving Loan. The Revolving Loan shall bear interest at the rate of 10% per annum; provided that (i) following the Revolving Loan Maturity Date, whether by acceleration or otherwise, the Revolving Loan shall bear interest at the Default Rate and (ii) following the occurrence of any Event of Default under Section 9.1 hereof (including after acceleration or judgment), the Revolving Loan shall bear interest at the Default Rate. Interest in respect of the Revolving Loan shall be calculated based on a 360 day year for the actual number of days elapsed. Interest shall accrue on amounts actually drawn by Borrower under the Revolving Note beginning on the date of disbursement by Lender.

G.            Section 3.2 of the Existing Loan and Security Agreement is hereby amended by inserting “(a) Term Loan” immediately following “Interest Payments.”

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H.            Section 3.2 of the Existing Loan and Security Agreement is hereby amended by inserting the following new Section 3.2(b) immediately following Section 3.2(a):

(b)          Revolving Loan. Borrower promises to pay to the order of Lender, accrued but unpaid interest on the unpaid amount disbursed under the Revolving Loan monthly in arrears on the last Business Day of each month during the term of the Revolving Loan. Interest shall be paid in the manner described in Section 3.4.

I.             Section 3.3 of the Existing Loan and Security Agreement is hereby amended by inserting the following new Section 3.3(b) immediately following Section 3.3(a):

(b)          Revolving Loan. Borrower promises to pay to the order of Lender the Revolving Loan plus all accrued but unpaid interest thereon, on the Revolving Loan Maturity Date.

J.             Section 3.3(b) of the Existing Loan and Security Agreement is hereby amended by deleting the reference to “(b)” and substituting in lieu thereof “(c)”.

K.           Section 3.5(a) or the Existing Loan and Security Agreement is hereby amended by inserting the following clause after “Term Loan” in the second line:

“or the Revolving Loan, as specified in writing by Borrower (and in the absence of any written specification, first to the Revolving Loan and then to the Term Loan)”

L.            The initial paragraph in Article 5 of the Existing Loan and Security Agreement is hereby amended to insert “and, in the case of each Advance of the Revolving Loan, on the date of each such Advance, after “the Restatement Closing Date” in the first line.

M.           Section 6.9 of the Existing Loan and Security Agreement is hereby amended by inserting “and the Revolving Loan” after “the Term Loan” in the first line.

N.           Section 7.4(b) of the Existing Loan and Security Agreement is hereby amended by deleting “is” after “the Term Loan” in the fourth line and substituting in lieu thereof, “and the Revolving Loan are”.

O.            Section 9.1(a) of the Existing Loan and Security Agreement is hereby amended by inserting “, the Revolving Loan” after “the Term Loan” in the first line.

P.            Section 9.4 of the Existing Loan and Security Agreement is hereby amended by inserting “, the Revolving Loan” after “the Term Loan” in the second line.

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Q.            Section 11.13 of the Existing Loan and Security Agreement is hereby amended by deleting “Note” in the seventh line and substituting in lieu thereof “Term Note, Revolving Note”.

4.             Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to Lender as follows:

A.           no Unmatured Default or Event of Default has occurred and is continuing under the Existing Loan and Security Agreement or any other Loan Document;

B.            the representations and warranties of Borrower in the Existing Loan and Security Agreement and each other Loan Document are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof (except, in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); and

C.            this Amendment has been duly authorized, executed and delivered on behalf of Borrower and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor’s rights generally and by general principles of equity.

5.             Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the following conditions precedent:

A.           Borrower shall have entered into, executed and delivered to Lender:

(i)          a fully executed original of this Amendment,

(ii)         the Revolving Note in the form attached hereto as Exhibit A; and

(iii)        the Reaffirmation of Subsidiary Guaranty in the form attached hereto as Exhibit B;

B.            Lender shall have received a certificate from the Secretary of Borrower (i) attesting to the resolutions of the Board of Directors authorizing its execution, delivery and performance of this Amendment, (ii) authorizing specific officers of Borrower to execute this Amendment, and (iii) attesting to the incumbency and signature of specific officers of Borrower.

C.            Fees of counsel to Lender not to exceed $5,000 shall be paid by Borrower.

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6.             Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document, as amended hereby, Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

7.             Ratification of Existing Loan and Security Documents. From and after the date hereof, the Existing Loan and Security Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Loan and Security Agreement and the other Loan Documents shall continue in full force and effect and the Existing Loan and Security Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Loan and Security Agreement and the other Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Loan and Security Agreement” used in any document evidencing the Loan shall mean the Existing Loan and Security Agreement as amended hereby. Except as expressly set forth in this Amendment, nothing in this Amendment shall constitute a waiver or relinquishment of (a) any Unmatured Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of Lender with respect to the Loan Documents, or (d) the rights of Lender to collect the full amounts owing to them under the Loan Documents.

8.             Consents. Borrower hereby represents that this Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment.

9.             Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

10.           Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto.

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11.            Representation by Counsel. Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

12.            No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

13.           Governing Law. The provision of Section 11.15 of the Existing Loan and Security Agreement is hereby incorporated herein by reference.

14.           WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Second Amended and Restated Loan and Security Agreement dated as of the date first written above.

ORTHOPEDIATRICS CORP.

By:	/s/ Mark C. Throdahl
Mark Throdahl
President & Chief Executive Officer

ORTHOPEDIATRICS US DISTRIBUTION CORP.

By:	/s/ Mark C. Throdahl
Mark Throdahl
President & Chief Executive Officer

First Amendment to
Second Amended and Restated Loan and Security Agreement

LENDER:

SQUADRON CAPITAL LLC

By:	/s/ David Pelizzon
David Pelizzon
President

First Amendment to
Second Amended and Restated Loan and Security Agreement

Exhibit A

REVOLVING NOTE

$7,000,000	November 19, 2015

FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”) and OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US” and collectively with OrthoPediatrics, “Borrower”), jointly and severally promise to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Second Amended and Restated Loan and Security Agreement referred to below, the lesser of (i) the principal amount of $7,000,000 or (ii) the principal amount of the Revolving Loan outstanding and owing to the Lender, together with all the accrued and unpaid interest under this Revolving Note pursuant to that certain Second Amended and Restated Loan and Security Agreement, dated as of May 30, 2014 (as amended, supplemented, modified or restated from time to time, the “Second Amended and Restated Loan Agreement”) by and among Borrower and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Second Amended and Restated Loan Agreement.

The unpaid principal amount of this Revolving Note from time to time outstanding is subject to mandatory repayment as provided in the Second Amended and Restated Loan Agreement and shall bear interest as provided in Section 3.1(b) of the Second Amended and Restated Loan Agreement. This Revolving Note may be voluntarily prepaid from time to time as provided in the Second Amended and Restated Loan Agreement and any principal amounts repaid may be borrowed, repaid (without premium or penalty) and reborrowed again, from time to time in whole or in part. All payments of principal and interest on this Revolving Note shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrower. The principal and all accrued and unpaid interest under this Revolving Note shall be due and payable on the Revolving Loan Maturity Date.

This Revolving Note is entitled to the benefits of, and evidences Obligations incurred under, the Second Amended and Restated Loan Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Note and on which such Obligations may be declared to be immediately due and payable.

THIS REVOLVING NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Second Amended and Restated Loan Agreement) notice of any kind with respect to this Revolving Note.

** Signature Page to Follow **

IN WITNESS WHEREOF, the undersigned has executed this Revolving Note as of the day and year first written above.

BORROWER:

ORTHOPEDIATRICS CORP.

By:
Name: Mark Throdahl
Title: President and Chief Executive Officer

ORTHOPEDIATRICS U.S. DISTRIBUTION CORP.

By:
Name: Mark Throdahl
Title: President and Chief Executive Officer

Exhibit B

Reaffirmation of Subsidiary Guaranty

Reference is made to: (1) that certain Second Amended and Restated Loan and Security Agreement dated as of May 30, 2014 as amended by that certain First Amendment dated as of the date hereof (the “First Amendment”) (as amended, the “Existing Loan Agreement”) by and between OrthoPediatrics Corp., a Delaware corporation (“Borrower”), and Squadron Capital LLC, a Delaware limited liability company (“Lender”); and (2) that certain Subsidiary Guaranty dated as of May 30, 2014 (the “Guaranty”) made by OrthoPediatrics US Distribution Corp., a Delaware corporation (“Guarantor”) in favor of Lender.

To induce Lender to enter into the First Amendment, Guarantor hereby expressly: (i) acknowledges and consents to the terms of the First Amendment (ii) affirms that the definition in of the Existing Loan Agreement which are incorporated by reference into the Guaranty include the modifications set forth in the First Amendment, and the Guaranty is hereby amended, modified, and supplemented to incorporate such definitions set forth in the First Amendment, where applicable; (iii) restates, ratifies, reaffirms, and remake all terms, provisions, liabilities and obligations of the Guarantor under the terms of the Guaranty as of the date hereof, to and for the benefit of Lender, after giving effect to the First Amendment, as if the terms of the Guaranty were set forth in their entirety herein; (iv) hereby remakes as of the date hereof all representations and warranties set forth in the Guaranty, as if fully set forth herein; and (v) represents, warrants, and affirms that the Guaranty was on the date of the Closing Date and continues to be on the date hereof, the valid and binding obligations of the Guarantor enforceable in accordance with their respective terms.

To further induce Lender to enter into the First Amendment, and to make the loans evidenced by the Loan Agreement, Guarantor hereby represents and warrants to Lender that it possesses no claims, defenses, offsets, recoupment, or counterclaims of any kind or nature against Lender, or arising out of, or with respect to any of the Loan Documents, or the enforcement thereof (collectively, the “Claims”), nor does Guarantor have any knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against Lender or arising out of or with respect to the Existing Loan Agreement and any of the Loan Documents, as amended by the amendments thereto, or the enforcement thereof, Guarantor hereby unconditionally, irrevocably, and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

Delivery of an executed counterpart of this Reaffirmation by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation. Any party delivering an executed counterpart of this Reaffirmation of Guaranty (“Reaffirmation”) by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation. The foregoing shall apply to each other Loan Document mutatis mutandis.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation of Guaranty dated as of November 19, 2015.

GUARANTOR:

ORTHOPEDIATRICS US DISTRIBUTION CORP.

By:
Name:
Title:

Exhibit C

Form of Notice of Borrowing

Revolving Loan
Notice of Borrowing

Reference is made to that certain Second Amended and Restated Loan and Security Agreement, dated as of May 30, 2014 (as amended and restated, the “Loan and Security Agreement”), by and between Squadron Capital LLC (“Lender”), and OrthoPediatrics Corp., a Delaware corporation (“Borrower”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan and Security Agreement.

Pursuant to Section 2.2(b) of the Loan and Security Agreement, Borrower requests that Lender make a $__________ Revolving Loan to Borrower in accordance with the applicable terms and conditions of the Loan and Security Agreement on _______________ (“Borrowing Date”):

Borrower hereby certifies to Lender that as of the Borrowing Date:

(i)          after making the Revolving Loan requested on the Borrowing Date, the amount of the Revolving Loan outstanding will not exceed $7,000,000;

(ii)         each of the representations and warranties contained in the Loan and Security Agreement, the Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan and Security Agreement are true in all material respects as of the date as of which they were made and will be true and deemed remade as such at and as of the time of the making of the Revolving Loan requested hereby, except to the extent such representations and warranties relate expressly to an earlier date, in which case such representations and warranties are true, correct and complete on and as of such earlier date;

(iii)        no Event of Default will have occurred and be continuing; and

(iv)         there has been no event or condition which has had or would reasonably be expected to have a Material Adverse Effect.

[Signature page to follow]

DATED:

OrthoPediatrics Corp.

By:
Name:
Title: